UNREALIZED LOSSES ON SECURITIES (Schedule of Changes in the Credit Loss) (Details) - Held-to-maturity Securities [Member] - Collateralized Mortgage Obligations [Member] - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Changes in the credit loss component of credit impaired mortgage-backed securities:
Beginning balance	$ 302	$ 316
Initial credit impairment
Subsequent credit impairment		$ 19
Reductions for amounts recognized in earnings due to intent or requirement to sell
Reductions for securities sold
Reduction for actual realized losses	$ (54)	$ (33)
Reduction for increase in cash flows expected to be collected
Ending Balance	$ 248	$ 302